THE HAVEN FUND

                               SUPPLEMENT
                                 TO THE
                  STATEMENT OF ADDITIONAL INFORMATION
                        dated February 26, 1998


      On November 19, 1998, the Trustees of The Haven Capital Management Trust (the "Trust") eliminated a non-fundamental investment restriction that had previously provided that The Haven Fund, the initial series of the Trust (the "Fund"), may not invest in securities that, at the time of purchase by the Fund, are subject to restrictions on transfer, including, without limitation, legends as to applicable federal or state securities laws or other legal or contractual restrictions ("Restricted Securities"). As a result, the Fund may invest up to 5% of its net assets in Restricted Securities.

      While purchases of Restricted Securities may offer attractive opportunities for investment not otherwise available to the Fund, Restricted Securities cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or under an exemption from registration (such as Rules 144 or 144A). Generally speaking, Restricted Securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling Restricted Securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

      The date of this Supplement is December 23, 1998.